Goodwill	12 Months Ended
Dec. 31, 2023
Goodwill
Goodwill

11.Goodwill

Goodwill, which is not tax deductible, represents the expected synergy effects of the business combination from the global mobile application service provider. The changes in the carrying amount of goodwill for the years ended December 31, 2022 and 2023 were as follows:

	December 31,
	2022	2023
	RMB	RMB
Balance at the beginning of the year	—	449,357
Goodwill arising from the acquisition during the year(Note 4)	444,086	—
Impairment	(34,640)	—
Foreign currency translation adjustments	39,911	7,619
Balance at the end of the year	449,357	456,976

During 2023, the Group performed a qualitative and quantitative impairment assessment for the goodwill arising from the acquisition of a global mobile application service provider in 2023. The Group estimated the fair value of the acquiree based on the income approach, using a discounted cash flow model, with a cashflow forecast reflecting Group’s best estimate at that time of the future financial performance of the business. Certain key assumptions used in the impairment assessment related to the revenue growth rate,  the discount rate and the terminal growth rate, and they were determined by considering the historical performance of the acquiree, internal forecasts, relevant industry forecasts and market developments. These factors, particularly the revenue growth rate, are subject to a high degree of judgment and complexity, and are highly sensitive.  Because of the lack of operating history and expected rapid growth of the acquiree, the Company supplemented its income approach method with the use of a market-based method which considers EBITDA multiples based on market data of comparable companies engaged in similar operations and economic characteristics. Based on the results using both approaches,  the fair value of the acquiree was determined to exceed its carrying value as of December 31, 2023. Therefore, the Group concluded that there was no impairment of goodwill as of December 31, 2023. In reaching this determination, the Group gave due consideration to its market capitalization when compared with its consolidated net book value. Given the adverse change in the operating and financial performance of the acquiree, management determined that a quantitative assessment was required as of December 31, 2022. Management estimated the fair value by using the income approach, which considered a number of factors, including revenue growth rate, discount rate and terminal growth rate. These factors are subject to a high degree of judgment and subjectivity. Based on the quantitative assessment results, the fair value of the acquiree was below its carrying amount as of December 31, 2022. Therefore, an impairment charge of RMB34.6 million was recorded for the year ended December 31, 2022, reflecting the amount by which the acquiree’s net book value exceeded its fair value, as determined.